Exhibit 10.4

                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO SECURITY AGREEMENT
                      -------------------------------------

         This FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), dated as of August 3, 2007, is by and between SONTERRA RESOURCES, INC., a Delaware corporation ("Debtor"), and VIKING ASSET MANAGEMENT, LLC, a California limited liability company, in its capacity as Collateral Agent (together with its successors and assigns in such capacity, the "Secured Party") for the benefit of itself and The Longview Fund, L.P., a California limited partnership (the "Buyer").

                                R E C I T A L S:

         WHEREAS, Debtor and Secured Party are parties to that certain Security Agreement dated as of July 9, 2007 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which Debtor granted security interests in substantially all of its assets to Secured Party in order to secure the Liabilities (as defined in the Security Agreement);

         WHEREAS, Debtor and Secured Party have agreed to amend, supplement and modify the Security Agreement in the manner set forth below.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1        Incorporation of Recitals. The Recitals set forth above are incorporated herein and are made a part hereof.

         2        Definitions. All capitalized terms used herein but not
elsewhere defined shall have the respective meanings ascribed to such terms in that that certain Amended and Restated Securities Purchase Agreement dated as of August 3, 2007 among Debtor, the Principals (as defined therein) and Buyer (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

         3        Amendments to Security Agreement.
                  --------------------------------

                  3.1 The Recitals to the Security Agreement are hereby amended and restated in their entirety to read as follows:

                  "WHEREAS, the Company, The Longview Fund, L.P., a California limited partnership ("Buyer"), and certain officers of the Company are parties to that certain Amended and Restated Securities Purchase Agreement, dated effective as of July 9, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which Buyer purchased (i) 333 shares (the "New Sonterra Shares") of common stock, no par value, of the Company ("Sonterra Common Stock"); for an aggregate amount of

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                  $9,990, which shares constitute 100% of the issued and
                  outstanding Capital Stock of the Company, and (ii) a senior secured note of the Company in the initial principal amount of $322,500 (the "Deposit Note");

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement and that certain Securities Exchange and Additional Note Purchase Agreement, dated as of August 3, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the "Exchange Agreement"), between RCGI (as defined below) and Buyer, the transactions contemplated by the Purchase Agreement to occur at the Equity Closing (as defined in the Purchase Agreement) and the transactions contemplated by the Cinco Purchase Agreement were consummated; without limiting the foregoing, pursuant to the Purchase Agreement, Buyer purchased from the Company a senior secured note of the Company in the initial principal amount of $5,990,010 (of which $322,500 represents refinancing of the Deposit Note, which is now being surrendered to the Company and is being cancelled) (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Equity Note") and a warrant to purchase 50 shares of Sonterra Common Stock (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Warrants");

                  WHEREAS, if the Flash Acquisition Closing is completed, the transactions contemplated by the Purchase Agreement to occur at the Flash Acquisition Closing and the transactions contemplated by the Flash Purchase Agreement will be consummated subject to the terms and conditions of the Purchase Agreement; without limiting the foregoing, pursuant to the Purchase Agreement, at the Flash Acquisition Closing Buyer will purchase an additional senior secured note of the Company in the initial principal amount of $2,000,000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Sonterra Non-Equity Note");

                  WHEREAS, at the Exchange Closing (as defined in the Exchange Agreement), subject to the terms and conditions thereof, Buyer
                  (i) will exchange all of its Sonterra Common Stock and the Sonterra Equity Note for common stock of RCGI, par value $0.001 per share (the common stock of RCGI being referred to herein as "RCGI Common Stock"; and any shares thereof being referred to herein as "RCGI Common Shares") (the RCGI Common Shares received by Buyer in such exchange being referred to as the "New RCGI Common Shares"), (ii) will exchange the Sonterra Warrant for a warrant (such warrant, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified and in effect from time to time, the "RCGI Warrant") to purchase RCGI Common Shares (the "Warrant Shares"), which RCGI Warrant shall have a term of

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                  five years and be exercisable into the Warrant Shares at a price per Warrant Share (the "Warrant Exercise Price") equal to 110% of the quotient of $6,000,000 divided by the number of New RCGI Common Shares issued to Buyer at the Exchange Closing; and (iii) will exchange the Sonterra Non-Equity Note, if issued, for a senior secured note of RCGI in an initial principal amount equal to the principal amount owing under the Sonterra Non-Equity Note on the Exchange Closing Date (such note, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended or modified from time to time, the "Initial RCGI Note");

                  WHEREAS, subject to the terms and conditions set forth in the Exchange Agreement, during the Additional Note Issuance Period (as defined in the Exchange Agreement), RCGI will have the option to sell, and if RCGI exercises such option Buyer shall be obligated to purchase, additional senior secured notes (including any promissory notes or other securities issued in exchange or substitution for such senior secured notes or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "Additional RCGI Notes"), each with a maturity date of August 31, 2010, in an original aggregate principal amount of up to the result of $10,000,000 minus the original principal amount of the Initial RCGI Note;

                  WHEREAS, (a) prior to the Transition Date, each Debtor (other than the Company) that from time to time may be a party hereto is a direct or indirect subsidiary of the Company and (b) on and after the Transition Date, each Debtor that from time to time may be a party hereto is a direct or indirect subsidiary of RCGI, as such, each Debtor will derive substantial benefit and advantage from the financial accommodations to the Company set forth in the Purchase Agreement and the Sonterra Notes and, on and after the Transition Date, the financial accommodations to RCGI set forth in the Exchange Agreement and the RCGI Notes, and it will be to each such Debtor's direct interest and economic benefit to assist the Company (and, on and after the Transition Date, RCGI) in procuring said financial accommodations from Buyer; and

                  WHEREAS, to induce Buyer to enter into the Purchase Agreement and purchase the Sonterra Notes (and, on and after the Transition Date, to enter into the Exchange Agreement and purchase the RCGI Notes), each Debtor has agreed to pledge and grant a security interest in all of its right, title and interest in and to the Collateral (as hereinafter defined) as security for its Liabilities for the benefit of the Secured Party, Buyer and their respective successors and assigns."

                  3.2 Section 1 of the Security Agreement is hereby further amended by amending and restating the definition of the following terms in their entirety to read as follows:

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                  "Event of Default" shall have the meaning set forth in the
                  Sonterra Notes and, on and after the Transition Date, the RCGI Notes.

                  "Liabilities" shall mean (i) prior to the Transition Date, all obligations, liabilities and indebtedness of every nature of Debtors from time to time owed or owing under or in respect of this Agreement, the Purchase Agreement, the Sonterra Notes, the Sonterra Warrants, any of the other Security Documents and any of the other Transaction Documents, as the case may be, and (ii) on and after the Transition Date, all obligations, liabilities and indebtedness of every nature of Debtors from time to time owed or owing under or in respect of this Agreement, the Purchase Agreement, the remaining liabilities (if any) under the Sonterra Notes, as applicable, the Exchange Agreement, the RCGI Notes, the RCGI Warrants, the Registration Right Agreement, the remaining liabilities (if any) under any of the other Security Documents, any of the other Security Documents (as defined in the Exchange Agreement), the Guaranty (as defined in the Exchange Agreement), the remaining liabilities (if any) under any of the other Transaction Documents and any of the other Transaction Documents (as defined in the Exchange Agreement), as the case may be, in each case, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding."

                  "Lien" shall have the meaning set forth in the Purchase Agreement and, on and after the Transition Date, the Exchange Agreement.

                  "Permitted Lien" shall have the meaning set forth in the Purchase Agreement and, on and after the Transition Date, the Exchange Agreement.

                  3.3 Section 1 of the Security Agreement is hereby further amended by inserting the following defined term therein in appropriate alphabetical order:

                  "RCGI" shall mean River Capital Group, Inc., a Delaware corporation.

                  "RCGI Notes" shall mean, collectively, the Initial RCGI Note and the Additional RCGI Notes.

                  "Sonterra Notes" shall mean, collectively, the Sonterra Equity Note and the Sonterra Non-Equity Note.

                  "Transition Date" shall mean the date on which RCGI and the Included Subsidiaries (as defined in the Exchange Agreement) become parties to this Agreement by execution of a joinder in the form of Exhibit A attached hereto.

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                  3.4      Clauses (a), (b), (g) and (i) of Section 3 of the
Security Agreement are hereby amended and restated in their entirety to read as follows:

                  "(a)     all Instruments, together with all payments thereon
                  or thereunder (other than, on or after the Transition Date, Instruments issued by River Sub (as defined in the Exchange Agreement) or Holdings Sub (as defined in the Exchange Agreement) or both);

                  (b) all Accounts (other than, on or after the Transition Date, Accounts on which the Account Debtor is River Sub or Holdings Sub or both);

                  ...

                  (g) all Contracts (other than, on or after the Transition Date, Contracts with or relating to River Sub or Holding Sub or both);

                  ...

                  (i) all Investment Property (other than, on or after the Transition Date, Investment Property consisting of securities issued by River Sub or Holding Sub or both)."

                  3.5 Section 4.4(a) of the Security Agreement is hereby amended by (i) deleting each reference to the phrase "Security Documents" thereof and inserting the phrase "Security Documents (or, on and after the Transition Date, the Security Documents (as defined in the Exchange Agreement))" in its place therefor and (ii) deleting each reference to the phrase "Transaction Documents" thereof and inserting the phrase "Transaction Documents (or, on and after the Transition Date, the Transaction Documents (as defined in the Exchange Agreement))" in its place therefor.

                  3.6 Section 4.4(c) of the Security Agreement is hereby amended by deleting each reference to the phrase "Purchase Agreement" thereof and inserting the phrase "Purchase Agreement (or, on and after the Transition Date, the Exchange Agreement)" in its place therefor.

                  3.7 Section 4.6(g) of the Security Agreement is hereby amended by deleting each reference to the phrase "Transaction Document" thereof and inserting the phrase "Transaction Document (or, on and after the Transition Date, the Transaction Document (as defined in the Exchange Agreement))" in its place therefor.

                  3.8 Section 4.9 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "4.9     Application of Proceeds. The proceeds of any
                  collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied in the manner set forth in the Sonterra Notes (or, on and after the Transition Date, the RCGI Notes) (or, if not so set forth, in a manner acceptable to, and at the election of, the Secured Party)."

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                  3.9      Section 4.12 of the Security Agreement is hereby
amended by amending and restating the first sentence thereof in its entirety to read as follows:

                  "This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Sonterra Notes (and, on and after the Transition Date, the RCGI Notes) and the full and complete performance and indefeasible satisfaction of all the Liabilities (i) in respect of the Sonterra Notes (and, on and after the Transition Date, the RCGI Notes) (including, without limitation, the indefeasible payment in full in cash of all such Liabilities) and (ii) with respect to which claims have been asserted by Collateral Agent and/or Buyer, whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtors."

                  3.10 Section 5.3 of the Security Agreement is hereby amended by deleting each reference to the phrase "Purchase Agreement" thereof and inserting the phrase "Purchase Agreement (or, on and after the Transition Date, the Exchange Agreement)" in its place therefor.

                  3.11 Section 5.12(a) of the Security Agreement is hereby amended by (i) deleting each reference to the phrase "Security Documents" thereof and inserting the phrase "Security Documents (or, on and after the Transition Date, the Security Documents (as defined in the Exchange Agreement))" in its place therefor and (ii) deleting each reference to the phrase "Transaction Documents" thereof and inserting the phrase "Transaction Documents (or, on and after the Transition Date, the Transaction Documents (as defined in the Exchange Agreement))" in its place therefor.

                  3.12 Section 5.12(b) of the Security Agreement is hereby amended by (i) deleting each reference to the phrase "Notes" thereof and inserting the phrase "Sonterra Notes (or, on and after the Transition Date, the RCGI Notes)" in its place therefor and (ii) deleting each reference to the phrase "Transaction Document" thereof and inserting the phrase "Transaction Document (or, on and after the Transition Date, the Transaction Document (as defined in the Exchange Agreement))" in its place therefor.

                  3.13 Sections 5.12(c) and (d) of the Security Agreement are hereby amended by deleting each reference to the phrase "Transaction Documents" thereof and inserting the phrase "Transaction Documents (or, on and after the Transition Date, the Transaction Documents (as defined in the Exchange Agreement))" in its place therefor.

                  3.14 Section 5.14 of the Security Agreement is hereby amended by deleting each reference to the phrase "Transaction Documents" thereof and inserting the phrase "Transaction Documents (or, on and after the Transition Date, the Transaction Document (as defined in the Exchange Agreement))" in its place therefor.

         4        Representations and Warranties. To induce Secured Party to enter into this Amendment, Debtor represents and warrants to Secured Party that:

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                  4.1      that the execution, delivery and performance of this
Amendment has been duly authorized by all requisite organizational action on the part of Debtor and that this Amendment has been duly executed and delivered by Debtor; and

                  4.2 that each of the representations and warranties set forth in the Security Agreement (after giving effect to this Amendment) (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         5        Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.



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IN WITNESS WHEREOF, Debtors and Secured Party have caused this Amendment to be duly executed and delivered as of the date first above written.


                                       DEBTOR:
                                       -------

                                       SONTERRA RESOURCES, INC., a Delaware
                                       corporation


                                       By:     /s/ Michael J. Pawelek
                                               ---------------------------------
                                       Name:   Michael J. Pawelek
                                       Title:  President

                                       SECURED PARTY:
                                       --------------

                                       VIKING ASSET MANAGEMENT, LLC, a
                                       California limited liability company, in its capacity as Collateral Agent for Buyer


                                       By:     /s/ Wayne H. Coleson
                                               ---------------------------------
                                       Name:   Wayne H. Coleson
                                       Title:  Chief Investment Officer